GOLDMAN SACHS VARIABLE INSURANCE TRUST

Supplement dated April 3, 2020 to the current Prospectuses and Summary Prospectuses for each series of Goldman Sachs Variable Insurance Trust

(each, a “Fund”)

For purposes of this supplement, references to “the Fund” shall refer to, and be replaced by, “the Portfolio” or “an Underlying Fund” as such defined term may be used to refer to the Fund in a Prospectus or a Summary Prospectus.

Effective immediately, each Fund’s Prospectus and Summary Prospectus is revised as follows:

The following replaces in its entirety or adds, as applicable, the “Market Risk” paragraphs under the “Summary—Principal Strategy” section of the Prospectuses and the “Principal Strategy” section of the Summary Prospectuses:

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Under the “Risks of the Funds” section of the Prospectuses, the following replaces in its entirety or adds, as applicable, the “Market Risk” row:

Market	✓

The following replaces in its entirety the “Market Risk” paragraphs under the “Risks of the Fund” and the “Risks of the Underlying Funds” sections of the Prospectuses:

Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors or countries.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

GSVITCO19STK 04-20